SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (Date of earliest event reported): JANUARY 6, 1998



                           PARAGON TRADE BRANDS, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-11368
                            (Commission File Number)

                                   91-1554663
                        (IRS Employer Identification No.)

                    180 TECHNOLOGY PARKWAY, NORCROSS, GA 3009
              (Address of principal executive offices) (Zip Code)

                                 (770) 300-4000
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)






                                                                     Page 1 of 7
                                                      Exhibit Index is at Page 4


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                       ITEM 3. BANKRUPTCY OR RECEIVERSHIP

(a)     Proceeding:   Chapter 11 Voluntary Petition
        Court:        United States Bankruptcy Court for the  Northern  District
                      of Georgia, Case No. 98-60390
        Date Jurisdiction
          was Assumed:January 6, 1998
        Trustee:      Not applicable; Registrant is a debtor in possession.

For additional  information,  see the press release  attached  hereto as Exhibit
99.1 dated January 7, 1998.



                              ITEM 5. OTHER EVENTS

See attached Exhibit 99.2





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




                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARAGON TRADE BRANDS, INC.



                                            By:      /s/ Alan J. Cyron
                                            --------------------------
                                            Name:   Alan J. Cyron
                                            Title:  Chief Financial Officer


Dated:  January 20, 1998





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




                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

99.1                  Press  Release issued  by Paragon  Trade  Brands,  Inc. on
                      January 7, 1998.

99.2                  Press  Release issued  by Paragon  Trade  Brands, Inc.  on
                      January 9, 1998.




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